                   SECOND AMENDMENT TO AMENDED AND RESTATED

                    REVOLVING LOAN AND SECURITY AGREEMENT

    THIS SECOND AMENDMENT TO AMENDED AND RESTATED REVOLVING LOAN AND SECURITY AGREEMENT (together with all appendices, exhibits, schedules and attachments hereto, collectively this "AMENDMENT") is made and entered into as of December 8, 1997, by and between THE ROACH ORGANIZATION, INC., a Delaware corporation and TRO LEARNING (CANADA), INC., a corporation organized under the laws of Canada (collectively, the "BORROWER") and SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation with its principal place of business at One South Wacker Drive, Chicago, Illinois 60606 ("LENDER").

                                  RECITALS

    WHEREAS, Borrower and Lender entered into that certain Amended and Restated Revolving Loan and Security Agreement dated as of March 5, 1997 by and between Borrower and Lenders, as amended by that certain First Amendment to Amended and Restated Revolving Loan and Security Agreement dated as of March 18, 1997 (as so amended the "LOAN AGREEMENT") together with documents ancillary thereto, including, without limitation that certain Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997 made by TRO Learning, Inc. ("GUARANTOR") in favor of Lender;

    WHEREAS, there now exists Events of Default under the Loan Agreement due to Borrower's failure to comply with the financial covenants set forth in Sections 10.1(A) and (B) therein as of the last day of Borrower's 1997 fiscal fourth (4th) quarter (the "COVENANT DEFAULTS"); and

    WHEREAS, Borrower has requested that Lender waive the Covenant Defaults and further amend the Loan Agreement as provided herein and Guarantor has consented to such amendment.;

    NOW THEREFORE, for and in consideration of the premises, the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereby agree as follows:

                                    ARTICLE
                                       1.
                          RECITALS AND DEFINITIONS


    1.1 Borrower represents and warrants that the foregoing recitals are true and correct and constitute an integral part of this Amendment and Borrower and Lender hereby agree that all of the recitals of this Amendment are hereby incorporated herein and made a part hereof.

    1.2 Unless otherwise defined herein or the context otherwise requires, all capitalized terms used herein shall have the same meanings as ascribed to them in the Loan Agreement.

                                    ARTICLE
                                       2.
                               WAIVER OF DEFAULTS

    Subject to the compliance by Borrower with the terms contained herein, Lender hereby unconditionally waives each of the Covenant Defaults and all of Lender's remedies that would have been available to Lender had it not waived the Covenant Defaults. Lender's waiver of the Covenant Defaults shall in no way be deemed a waiver of forebearance of any other default, whether now existing or hereafter arising or any other Event of Default under the Loan Agreement or any related document or agreement executed in connection therewith (including, without limitation, future breaches by the Borrower of the operating profit covenant set forth in Section 10.1(B) of the Loan Agreement).

                                    ARTICLE
                                       3.
                        AMENDMENT OF THE LOAN AGREEMENT

    3.1. Borrower and Lender agree that, as of the date hereof and for so long as any Liabilities remain outstanding, Borrower may no longer elect to use the LIBOR Rate with respect to any Revolving Loans and, as such, the Designated Rate for all Revolving Loans shall be the Base Rate. Accordingly, all provisions in the Loan Agreement permitting Borrower's election of a LIBOR Rate are hereby stricken. All other Loan Documents hereby are modified accordingly.

    3.2. Section 1.24 of the Loan Agreement hereby is deleted and the following substituted therefor:

          1.24 "DESIGNATED RATE" SHALL MEAN, WITH RESPECT TO (i) REVOLVING LOANS NOT CONSTITUTING ADVANCES MADE PURSUANT TO THE OVER ADVANCE FACILITY OR SUPPLEMENTAL OVER ADVANCES, THE BASE RATE: (ii) REVOLVING LOANS CONSTITUTING ADVANCES MADE PURSUANT TO THE OVER ADVANCE FACILITY, THE FLUCTUATING RATE OF INTEREST EQUAL TO THE PRIME RATE PLUS TWO PERCENT (2%);
    (iii) REVOLVING LOANS CONSTITUTING THE SUPPLEMENTAL OVER ADVANCES, A FIXED RATE OF INTEREST EQUAL TO FIFTEEN PERCENT (15%) PER ANNUM; AND (iv) THE TERM LOAN, THE TERM LOAN RATE.

    3.3. The following subsection shall be added as new subsection 2.2(C) to the Loan Agreement:

          (C) SUBJECT TO THE PROVISIONS OF SECTION 2.2(A) AND IN ADDITION TO THE OVER ADVANCE FACILITY, LENDER SHALL MAKE AVAILABLE TO BORROWER A SUPPLEMENTAL OVER

     ADVANCE FACILITY (THE "SUPPLEMENTAL OVER ADVANCE FACILITY," EACH SUPPLEMENTAL OVER ADVANCE BEING A "SUPPLEMENTAL OVER ADVANCE") AS FOLLOWS:


               -----------------------------------------------
                                             AGGREGATE
                    MONTH             OVER ADVANCE AVAILABLE
               -----------------------------------------------
                DECEMBER, 1997               $1,000,000
               -----------------------------------------------
                 JANUARY, 1998               $1,500,000
               -----------------------------------------------
                FEBRUARY, 1998               $2,500,000
               -----------------------------------------------
                 MARCH, 1998                 $3,500,000
               -----------------------------------------------
                 APRIL, 1998                 $3,500,000
               -----------------------------------------------
                  MAY, 1998                  $1,500,000
               -----------------------------------------------
                  JUNE, 1998                 $2,000,000
               -----------------------------------------------
                  JULY, 1998                 $2,000,000
               -----------------------------------------------
                 AUGUST, 1998                $1,000,000
               -----------------------------------------------

               BORROWER AGREES THAT THE AGGREGATE AMOUNT OF SUPPLEMENTAL OVER ADVANCES MADE BY LENDER SHALL NEVER BE GREATER THAN THE DOLLAR AMOUNT SET FORTH IN THE ABOVE TABLE DURING EACH RESPECTIVE MONTH. THERE SHALL OCCUR AN IMMEDIATE EVENT OF DEFAULT IN THE EVENT THAT THE AGGREGATE AMOUNT OF SUPPLEMENTAL OVER ADVANCES EVER EXCEEDS THE RESPECTIVE DOLLAR AMOUNT SET FORTH IN THE ABOVE TABLE. IN NO EVENT SHALL THE AGGREGATE AMOUNT OF SUPPLEMENTAL OVER ADVANCES EVER EXCEED $3,500,000.

          (D) ALL ADVANCES MADE PURSUANT TO THE OVER ADVANCE FACILITY AND/OR THE SUPPLEMENTAL OVER ADVANCE FACILITY SHALL CONSTITUTE REVOLVING LOANS HEREUNDER.

     3.3 Subsection 2.5(A)(i)(a) is hereby deleted in its entirety and the following is substituted therefor:

          (i) (a) SO LONG AS NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, BORROWER SHALL PAY TO LENDER INTEREST ON ALL REVOLVING LOANS AT THE APPLICABLE DESIGNATED RATE BASED ON THE OUTSTANDING PRINCIPAL BALANCE OF THE REVOLVING LOANS; PROVIDED, HOWEVER, THAT UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, LENDER MAY, AT ITS OPTION, RAISE THE INTEREST RATE CHARGES ON THE LIABILITIES TO THE DEFAULT RATE
     WITH RESPECT TO THE LIABILITIES FROM THE DATE OF THE OCCURRENCE OF THE DEFAULT UNTIL THE EARLIER OF (1) THE DEFAULT IS CURED OR WAIVED BY LENDER OR (2) THE LIABILITIES ARE PAID IN FULL. NOTWITHSTANDING THE PROVISIONS OF THE PREVIOUS SENTENCES, BORROWER SHALL RECEIVE A TEN (10) DAY PERIOD (COMMENCING ON THE DATE OF THE OCCURRENCE OF SUCH APPLICATION OF THE DEFAULT) TO CURE ANY NON-MONETARY DEFAULT BEFORE LENDER SHALL HAVE THE RIGHT TO RAISE THE INTEREST RATE CHARGED ON THE LIABILITIES TO THE DEFAULT RATE.

     3.4 Section 2.7 of the Agreement is hereby deleted in its entirety and the following is substituted therefor:

          2.7  TERM OF AGREEMENT. THIS AGREEMENT SHALL BE IN EFFECT FROM
     THE ORIGINATION DATE, THROUGH AND INCLUDING AUGUST 31, 1998 (THE "TERM"), SUBJECT TO EARLIER TERMINATION BY LENDER UPON THE OCCURRENCE OF A DEFAULT AS PROVIDED IN SECTION 11.1. UPON THE EFFECTIVE DATE OF TERMINATION, ALL OF THE LIABILITIES SHALL BECOME IMMEDIATELY DUE AND PAYABLE WITHOUT PRESENTMENT, NOTICE OR DEMAND, EXCEPT AS OTHERWISE PROVIDED HEREIN. NOTWITHSTANDING ANY TERMINATION, UNTIL ALL OF THE LIABILITIES SHALL HAVE BEEN FULLY PAID AND SATISFIED, LENDER SHALL BE ENTITLED TO RETAIN ITS SECURITY INTEREST IN THE COLLATERAL, BORROWER SHALL CONTINUE TO REMIT COLLECTIONS OF ACCOUNTS AND PROCEEDS OF COLLATERAL AS PROVIDED IN THIS AGREEMENT, AND LENDER SHALL RETAIN ALL OF ITS RIGHTS AND REMEDIES UNDER THIS AGREEMENT.

     3.5 Subsections 10.1(A) and (B) are hereby deleted in their entirety and the following are substituted therefor:

          (A)  RESERVED

          (B) BORROWER SHALL MAINTAIN OPERATING PROFIT, MEASURED QUARTERLY ON THE LAST DAY OF EACH FISCAL QUARTER OF BORROWER, AS FOLLOWS:


               ------------------------------------------------
               ------------------------------------------------
                         FIRST QUARTER: 1998     ($2,900,000)
               ------------------------------------------------
                         SECOND QUARTER: 1998     ($450,000)
               ------------------------------------------------
                         THIRD QUARTER: 1998      $2,550,000
               ------------------------------------------------
                         FOURTH QUARTER: 1998     $4,850,000
               ------------------------------------------------
               ------------------------------------------------



                                    ARTICLE
                                       4.
                                      FEES

     4.1. FACILITY FEE. Borrower shall pay to Lender a facility fee in the amount of One Hundred Five Thousand and no/100 Dollars ($105,000.00), which fee shall be deemed fully earned and nonrefundable at the execution by Borrower of this Amendment and shall be paid concurrently with Borrower's execution of this Amendment. Such fee shall compensate Lender for the reasonable costs associated with the origination, structuring, processing, approving and closing of the Supplemental Over Advance Facility and the transactions contemplated by this Amendment, including, but not limited to, administrative, out-of-pocket, general overhead and lost opportunity costs, but not including any expenses for which Borrower has agreed to reimburse Agent pursuant to any other provisions of this Amendment or any other related agreement or document, such as, by way of example, reasonable legal fees and expenses.

     4.2. AMENDMENT FEE. Borrower shall pay to Lender an amendment fee in the amount of Fifty Thousand and no/100 Dollars ($50,000.00), which fee shall be deemed fully earned and nonrefundable at the execution by Borrower of this Amendment and shall be paid concurrently therewith. Such fee shall compensate Lender for the reasonable costs associated with this Amendment and documentation of the Supplemental Over Advance Facility. Such fee shall be separate and distinct from the facility fee identified in Section 4.1 above.

      4.3. SUCCESS FEES. Upon the occurrence of a "Sale Event" (defined herein), Borrower shall pay to Lender a sales success fee (a "SALES SUCCESS FEE") in an amount equal to the greater of (i) Two Hundred Thousand and no/100 Dollars ($200,000) and (ii) the product of (x) 100,000 MULTIPLIED BY
(y) the excess, if any, of the "Market Price" (defined herein) of a share of Guarantor's common stock as of the date of any Sale Event over the Market Price of a share of common stock of Guarantor as of the date of this Amendment. For purposes of this Section, the term "Market Price" for any day shall mean the last sale price quoted in the NASDAQ system on such day the term "Sale Event" shall mean: (A) the closing of any sale of securities of Guarantor to a person if, after such sale, such person, other than the persons who were Shareholders of Guarantor immediately prior to the effectiveness of such transaction, would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the directors of Guarantor; or (B) the effectiveness of a merger, consolidation or similar transaction involving Guarantor if, after such transaction, a person in the aggregate, other than the persons who were shareholders of Guarantor immediately prior to the effectiveness of such transaction, would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving entity's directors; or (C) the sale of all or substantially all of the assets of Guarantor to another entity or person. Borrower shall pay to Lender a non-sales success fee (a "NON-SALES SUCCESS FEE") in an amount equal to Two Hundred Thousand and No/100 Dollars ($200,000) in the event that a Sales Event has not occurred prior to the earlier of (a) August 31, 1998, or (b) the date on which Lender accelerates the Liabilities pursuant to Section 11.2 of the Loan Agreement. Each of the Sales Success Fee and the Non-sales Success Fee shall be a Liability secured by the Collateral and shall be payable within three days of its determination and shall be separate and distinct from the fees identified in Sections 4.1 and 4.2 above.

                                    ARTICLE
                                       5.
                       REPRESENTATIONS AND WARRANTIES

      5.1. Borrower hereby makes the following representations and warranties to Lender, which representations and warranties shall constitute the continuing covenants of Borrower and shall remain true and correct until all of Borrower's liabilities are paid and performed in full:

            a. The representations and warranties of Borrower contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of such date:

            b. Except for the Covenant Defaults, no Event of Default or event which, but for the lapse of time or the giving of notice, or both, would constitute an Event of Default under the Loan Agreement has occurred and is continuing or would result from the execution and delivery of this Amendment;

            c. Borrower is in full compliance with all of the terms, conditions and all provisions of the Loan Agreement and the other agreements;

            d. This Amendment and all other agreements required hereunder to be executed by Borrower and delivered to Lender, have been duly authorized, executed and delivered on Borrower's behalf pursuant to all requisite corporate authority and this Amendment and each of the other agreements required hereunder to be executed and delivered by Borrower to Lender constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights; and

            e. Borrower hereby acknowledges and agrees that Borrower has no defense, offset or counterclaim to the payment of said principal, interest, fees or other liabilities and hereby waives and relinquishes any such defense, offset or counterclaim and Borrower hereby releases Lender and its respective officers, directors, agents, affiliates, successors and assigns from any claim, demand or cause of action, known or unknown, contingent or liquidated, which may exist or hereafter be known to exist relating to any matter prior to the date hereof.

                                    ARTICLE
                                       6.
                                  RATIFICATION

      Except as expressly amended hereby, the Loan Agreement and all other agreements executed in connection therewith shall remain in full force and effect. The Loan Agreement, as amended hereby, and all rights and powers created thereby and thereunder or under such other agreements, are in all respects ratified and confirmed. From and after the date hereof, the Loan Agreement shall be deemed amended and modified as herein provided but, except as so amended and modified, the Loan Agreement shall continue in full force and effect and the Loan Agreement and this Amendment shall be read, taken and construed as one and the same instrument. On and after the date hereof, the term "Agreement" as used in the Loan Agreement and all other references to the Loan Agreement therein, in any other instrument, document or writing executed by Borrower or any guarantor or furnished to Lender by Borrower or any guarantor in connection therewith or herewith shall mean the Loan Agreement as amended by this Amendment.

                                    ARTICLE
                                       7.
                                 MISCELLANEOUS

    7.1 This Amendment may be signed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

    7.2 Except as otherwise specified herein, this Amendment embodies the entire agreement and understanding between Lender and Borrower with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

    7.3 The headings in this Amendment have been inserted for convenience only and shall be given no substantive meaning or significance in construing the terms of this Amendment.

    7.4 This Amendment shall inure to the benefit of Lender and its successors and assigns and shall be binding upon and inure to the successors and assigns of Borrower, except that Borrower may not assign any of its rights in and to this Amendment.

    IN WITNESS WHEREOF, Borrower and Lender have caused this Second Amendment to Amended and Restated Revolving Loan and Security Agreement to be executed and delivered as of the day and year written above.


                                       THE ROACH ORGANIZATION, INC.

                                       By: /s/ Andrew N. Peterson
                                          -------------------------------------
                                       Name: Andrew N. Peterson
                                            -----------------------------------
                                       Title: Senior Vice President
                                             ----------------------------------


                                       TRO LEARNING CANADA, INC.

                                       By: /s/ Andrew N. Peterson
                                          -------------------------------------
                                       Name: Andrew N. Peterson
                                            -----------------------------------
                                       Title: Senior Vice President
                                             ----------------------------------

                                       SANWA BUSINESS CREDIT CORPORATION

                                       By:
                                          -------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------


                     REAFFIRMATION OF AMENDED AND RESTATED
                      GUARANTY OF PAYMENT AND PERFORMANCE

    THE UNDERSIGNED PARTY, as guarantor ("GUARANTOR") of the above Borrowers pursuant to its Amended and Restated Guaranty of Payment and Performance (the "GUARANTY") identified below, acknowledges the terms and conditions set forth in this Second Amendment to Amended and Restated Revolving Loan and Security Agreement and ratifies and reaffirms its guaranty obligations as set forth in the Guaranty, as reaffirmed. To further induce Lender to enter into this Amendment, Guarantor hereby represents and warrants to Lender that it possesses no claims, defenses, offsets, recoupment or counterclaims of any kind or nature against or with respect to the enforcement of the Loan Agreement or any other Ancillary Agreement, each as amended by this Amendment, or to the Guaranty (collectively, the "CLAIMS"), nor does Guarantor have any knowledge of any facts that would or might give rise to any Claims. If facts now exist which would or could give rise to any Claim against or with respect to the enforcement of the Loan Agreement, any Ancillary Agreement, or the Guaranty, Guarantor hereby unconditionally, irrevocably and unequivocally waives and fully releases any and all such Claims as if such Claims where the subject of a lawsuit, adjudicated to final judgement from which no appeal could be taken and therein dismissed with prejudice.

    DATED:  As of December 8, 1997

                                      TRO LEARNING, INC.

                                      By: /s/ Andrew N. Peterson
                                          -------------------------------------
                                      Name: Andrew N. Peterson
                                            -----------------------------------
                                      Its:  Senior Vice President
                                            -----------------------------------

                                      (Amended and Restated Guaranty of Payment and Performance dated as of March 5, 1997)

                         THE ROACH ORGANIZATION, INC.
                                     AND
                         TRO LEARNING (CANADA), INC.

                   SUBSTITUTED PROMISSORY NOTE (TERM LOAN)

$3,000,000.00                                               December 8, 1997
                                                            Chicago, Illinois

    FOR VALUE RECEIVED, THE ROACH ORGANIZATION, INC., a corporation organized under the laws of the State of Delaware, and TRO LEARNING (CANADA), INC., a corporation organized under the laws of Canada (collectively, "BORROWERS"), promise to pay to the order of SANWA BUSINESS CREDIT CORPORATION, its successors, designees or assigns ("LENDER"), at its offices at One South Wacker Drive, Chicago, Illinois, or at such other place or places as Lender may from time to time designate in writing, the principal sum of Three Million and no/100 Dollars ($3,000,000.00), payable as follows: payments of interest only for six (6) months, commencing on the first day of June, 1997 and continuing on the first day of each month thereafter through and including November 1, 1997, followed by consecutive monthly principal payments of $50,000 each plus accrued and unpaid interest commencing on the first day of December, 1997 and continuing on the first day of each month thereafter and ending on the Maturity Date (as hereinafter defined). The principal balance hereunder shall bear interest at the fixed rate of fifteen percent (15%) per annum. The entire principal balance of this Note then outstanding, plus all accrued and unpaid interest thereon, shall be due and payable on August 31, 1998 (the "MATURITY DATE"), or such earlier date on which said amount shall be due and payable on account of acceleration by Lender. Notwithstanding the foregoing amortization schedule, all outstanding principal, interest costs and expenses due hereunder shall be paid to Lender upon termination of the Loan Agreement referred to below.

     This Note was executed and delivered pursuant to that certain Second Amendment to Amended And Restated Revolving Loan and Security Agreement dated as the date hereof amending that certain Amended and Restated Loan and Security Agreement dated as of March 18, 1997 between Borrower and Lender (as amended, restated supplemented or modified from time to time, the "LOAN AGREEMENT"), to which reference is hereby made for a statement of the terms and conditions under which the loans evidenced hereby are to be repaid and for a statement of remedies upon the occurrence of an "EVENT OF DEFAULT" as defined therein. The Loan Agreement is incorporated herein by reference in its entirety. All terms which are capitalized and used herein (which are not otherwise specifically defined herein) and which are defined in the Loan Agreement shall be used in this Note as defined in the Loan Agreement.

     Borrowers further promise to pay to Lender interest on the outstanding unpaid principal amount hereof, as provided in the Loan Agreement, from the date hereof until payment in full hereof as determined in accordance with the Loan Agreement; provided, however, that, upon the occurrence and during the continuance of an Event of Default, Borrowers promise to pay to Lender interest on the unpaid principal amount hereof at to the Default Rate applicable to the Liabilities evidenced by this Note as determined in accordance with the Loan Agreement. Interest shall be computed on the basis of a 360-day year for the actual number of days elapsed.

In no contingency or event whatsoever shall the rate of interest paid by Borrowers under this Note exceed the maximum amount permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Lender has received interest hereunder in excess of the maximum amount permitted by such law, (i) Lender shall apply such excess to any unpaid principal owed by Borrowers to Lender or, if the amount of such excess exceeds the unpaid balance of such principal, Lender shall promptly refund such excess interest to Borrowers and (ii) the provisions hereof shall be deemed amended to provide for such permissible rate. All sums paid, or agreed to be paid, by Borrowers which are, or hereafter may be construed to be, compensation for the use, forbearance or detention of money shall, to the extent permitted by applicable law, be amortized, prorated, spread and allocated throughout the full term of all such indebtedness until the indebtedness is paid in full.

     This Note is secured by (i) the Loan Agreement and certain Ancillary Agreements and Security Documents (as such terms are defined in the Loan Agreement), and (ii) all security interests, liens and encumbrances heretofore, now or hereafter granted to Lender by Borrowers.

     Except as otherwise provided in the Loan Agreement, Borrowers waive presentment, demand and protest, notice of protest, notice of presentment and all other notices and demands in connection with the enforcement of Lender's rights hereunder, except as specifically provided and called for by this Note or the Loan Agreement, and hereby consents to, and waives notice of the release, addition, or substitution, with or without consideration, of any collateral or of any person liable for payment of this Note. Any failure of Lender to exercise any right available hereunder or otherwise shall not be construed as a waiver of the right to exercise the same or as a waiver of any other right at any other time.

     Whenever in this Note reference is made to Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns and, in the case of Lender, any Participants to which it has sold or assigned its commitment to make the Term Loan pursuant hereto. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors, assigns and Participants. Borrowers' successors and assigns shall include without limitation, a receiver, trustee or debtor in possession of or for Borrowers.

     The loan evidenced hereby has been made, and this Note has been delivered, at Chicago, Illinois and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois. BORROWERS HEREBY (i) WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO THIS NOTE, THE LOAN AGREEMENT, THE ANCILLARY AGREEMENTS OR THE SECURITY DOCUMENTS; (ii) IRREVOCABLY SUBMIT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN COOK COUNTY, ILLINOIS, OVER ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE ANCILLARY AGREEMENTS OR THE SECURITY DOCUMENTS;
(iii) IRREVOCABLY WAIVE, TO THE FULLEST EXTENT BORROWERS MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION

OR PROCEEDING; (iv) AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (v) AGREE NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY OF LENDER'S DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR PROPERTY, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THIS NOTE, THE LOAN AGREEMENT, THE ANCILLARY AGREEMENTS OR THE SECURITY DOCUMENTS IN ANY COURT OTHER THAN ONE LOCATED IN COOK COUNTY, ILLINOIS. NOTHING IN THIS PARAGRAPH SHALL AFFECT OR IMPAIR LENDER'S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR LENDER'S RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWERS OR THEIR PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     Wherever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or provision invalidity, without invalidating the remainder of or the remaining such provisions of this Note.

     This Note amends and restates in its entirety and shall be substituted for that certain Promissory Note dated as of May 9, 1997 in the original principal amount of $3,000,000.00 made by Borrower to the order of Lender. This Note represents a continuation of obligations evidenced by said note and shall not be deemed to be a novation of the indebtedness evidenced thereby for a payment of such indebtedness and the making of a new loan by Lender.

                                       THE ROACH ORGANIZATION, INC.



                                       By: /s/ Andrew N. Peterson
                                           ------------------------
                                       Name: Andrew N. Peterson
                                             ----------------------
                                       Title: Senior Vice President
                                              ---------------------


                                       TRO LEARNING (CANADA), INC.



                                       By: /s/ Andrew N. Peterson
                                           ------------------------
                                       Name: Andrew N. Peterson
                                             ----------------------
                                       Title: Senior Vice President
                                              ---------------------


                                      3